Exhibit 99.1

Annual Shareholders Meeting April 30, 2009 NASDAQ: BOFL Bank of Florida Corp.

Welcome Michael T. Putziger Chairman of the Board

Board of Directors Michael T. Putziger, Chairman of the Board Don Barber Mike McMullan Joe Cox Ed Morton Brad Douglas   Pierce Neese John James Ray Rodriguez LaVonne Johnson Francis Rooney Edward Kaloust Terry Stiles

Executive Management Michael L. McMullan President & Chief Executive Officer John B. James SEVP, Chief Administrative Officer Tracy L. Keegan EVP, Chief Financial Officer Roy N. Hellwege EVP, Director of Banking John S. Chaperon   EVP, Director of Risk Management Arlette Yassa SVP, Corporate Secretary

Formal Business Session

Meeting Agenda Rules of Order Approval of the Minutes Presentation of Proposals 1, 2 and 3 Proposal Vote

Annual Shareholder Presentation Michael L. McMullan President & CEO

Forward Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission. Further, the company has no obligations to update any forward looking statements to reflect circumstances or events that occur after the date the forward looking statements are made. If you are interested in factors that do cause our results to differ materially from any forward looking statements they are detailed on our website in our SEC filings.

Corporate Profile Founded in Naples, Florida in August 1999 Strong management team with an average of over 30 years of banking experience 5th largest publicly-traded bank holding company headquartered in Florida based on total assets 13 financial centers in 7 distinct and premier Florida markets Integrated wealth management strategy with our Investment Management Division, Bank of Florida Trust Company

Over Half of Florida Deposits in Markets We Serve Source: SNL Financial Data as of June 2008 Bank of Florida Counties Served Deposits State Mktshare Broward $35 billion 9.4% Collier $11 billion 3.0% Hillsborough $20 billion 5.4% Lee $11 billion 3.0% Miami-Dade $75 billion 20.1% Palm Beach $36 billion 9.7% Pinellas $18 billion 4.8% Total Market Deposits $206 billion 55.4% Total State Deposits $372 billion

Financials

Asset Growth $ in millions CAGR to 12.31.08 (5 years) Annual Data as of Year-end 5-Year CAGR 47% (39% excl. acquisitions) 18% $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 $223 $421 $570 $883 $1,310 $1,549 $1,570 2003 2004 2005 2006 2007 2008 1Q09

Loan Growth $ in millions CAGR to 12.31.08 (5 years) Annual Data as of Year-end 5-Year CAGR 45% (37% excl. acquisitions) 11% $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 $200 $326 $486 $784 $1,145 $1,275 $1,288 2003 2004 2005 2006 2007 2008 1Q09

Loan Portfolio 82% of portfolio is commercial-oriented Residential construction and land loans represent approximately 8% of total loans, down from 13% at 1Q08 Data as of March 31, 2009 Commercial Real Estate 50% Commercial & Industrial 9% Residential Mtgs 17% Consumer 1% Land 12% Construction 11% Loan Type Loan Balance (in Millions) CRE $634.7 C&I $118.7 Construction $145.5 Land $151.2 Residential Mortgage $223.5 Consumer $11.6 Adj. for Def. Fees & Settlement $3.0 Total $1,288.2

Loan Portfolio by Geography Loan Portfolio is Geographically Diverse Across our Markets Data as of March 31, 2009 Other 14% Collier 21% Broward 18% Lee 15% Miami-Dade 11% Hillsborough 10% Palm Beach 5% Pinellas 6% County Loan Balance (in Millions) Collier $274.7 Broward $235.7 Lee $188.2 Miami-Dade $145.5 Hillsborough $122.4 Palm Beach $66.7 Pinellas $71.4 Other $180.6 Adj. for Def. Fees & Settlement $3.0 Total $1,288.2

CRE Loans by Property Type 57% of commercial real estate loans are owner-occupied properties CRE Loans are Secured by a Diverse Group of Properties Data as of March 31, 2009 Industrial & Warehouse 15% Retail 21% Multi-Family 4% Hotel 8% Marine 3% Restaurant 2% Aviation 2% Other 14% Office 32% CRE Property Loan Balance (in Millions) Office $204.4 Industrial & Warehouse $96.1 Retail $133.5 Multi-Family $23.1 Hotel $48.2 Marine $19.9 Restaurant $11.1 Aviation $10.0 Other $88.4 Total $634.7

CRE Loans by Geography CRE Loans are Geographically Diverse Across our Markets Data as of March 31, 2009 Other 17% Collier 18% Broward 22% Lee 17% Miami-Dade 7% Hillsborough 7% Palm Beach 7% Pinellas 5% County Loan Balance (in Millions) Collier $112.4 Lee $109.4 Broward $139.8 Miami-Dade $46.5 Hillsborough $42.9 Palm Beach $46.7 Pinellas $28.3 Other $108.7 Total $634.7

Construction Loans by Project Type Residential construction portfolio totals $63 million Commercial construction portfolio totals $73 million 46% of construction loans are owner-occupied No high-rise condominium participation Construction Loans Secured by a Diverse Group of Projects Data as of March 31, 2009 Office 17% Single Family Owner 13% Hotel 4% Industrial & Warehouse 6% Condo Conversion 5% Multi-Family 6% Veterinary Services 8% Misc. Construction 9% Retail 7% Condo 13% Single Family Spec 13% Project Type Loan Bal. (in Millions) Retail $9.8 Condo $19.4 Office $24.3 Single Family Spec. $18.3 Single Family Owner $18.7 Hotel $5.3 Industrial & Warehouse $8.3 Multi-Family $9.2 Condo Conv $6.8 Veterinary Svcs $11.7 Misc. Construction $13.7 Total $145.5

Construction Loans by Geography Construction Loans are Geographically Diverse Across our Markets Data as of March 31, 2009 Other 8% Collier 15% Broward 21% Lee 12% Miami-Dade 19% Hillsborough 12% Palm Beach 6% Pinellas 7% County Loan Balance (in Millions) Other $11.8 Collier $22.1 Broward $31.2 Lee $18.0 Miami-Dade $27.4 Hillsborough $16.8 Palm Beach $8.6 Pinellas $9.6 Total $145.5

Residential Loan Mix Of the $183.9 million in residential mortgages, $82.5 million or 46% is owner occupied Of the $63.3 million in residential construction loans, $18.7 million or 29% is owner occupied Data as of March 31, 2009 Home Equity 12% Residential Development 11% Residential Construction 20% Residential Mortgage 57% Residential Loan Category Loan Balance (in Millions) Residential Development $37.3 Residential Construction $63.3 Residential Mortgage $183.9 HELOC $39.6 Total $324.1

Residential Loans by Geography No Sub-Prime Loans Includes Residential Development & Construction, Residential Mortgage, and HELOC Residential Loans Geographically Disbursed Within our Markets Data as of March 31, 2009 Other 11% Collier 33% Broward & Palm Beach 14% Lee 15% Miami-Dade 15% Hillsborough & Pinellas 11% County Loan Balance (in Millions) Other $36.0 Collier $107.7 Broward $40.3 Palm Beach $4.6 Lee $49.8 Miami-Dade $49.1 Hillsborough $32.2 Pinellas $4.3 Total $324.0

Credit Quality Credit Quality Metrics $ in millions 1Q09 4Q08 3Q08 2Q08 1Q08 Net Charge-offs $11.8 $0.8 $5.2 $1.2 $0.1 as a % of Avg Loans 3.92% 0.26% 1.72% 0.40% 0.74% Allowance for LL $24.5 $29.5 $14.3 $13.2 $12.8 as a % of Total Loans 1.90% 2.32% 1.14% 1.11% 1.09% as a % of NPLs 21% 41% 49% 55% 69% Non-Performing Loans $115.0 $71.9 $29.1 $24.3 $18.6 OREO $5.5 $4.8 $4.1 $0.4 $0.1 Total NPAs $120.5 $76.7 $33.2 $24.7 $18.7 as a % of Total Assets 7.67% 4.95% 2.15% 1.75% 1.33%

NPLs by Vintage $ in millions As of March 31, 2009 NPLs As a % of total NPLs 2004 or Earlier $10.5 9% 2005 $30.8 27% 2006 $56.4 49% 2007 $17.3 15% 2008 - - Total $115.0 100%

NPAs by Loan Category $ in millions Of the $28.5 million in Residential Mortgage NPLs in 1Q09, $8.8 million was owner occupied and $19.7 million was non-owner occupied Of the $17.5 million in Residential Mortgage NPLs in 4Q08, $3.5 million was owner occupied and $14.0 million was non-owner occupied First Quarter 2009 Fourth Quarter 2008 NPLs OREO Total NPAs Residential Mortgage $28.5 - $28.5 $17.5 $0.7 $18.2 HELOC $0.3 - $0.3 $1.2 - $1.2 Land and Construction – Residential $24.7 $1.7 $26.4 $31.5 $0.8 $32.3 Land and Construction – Commercial $31.8 $3.0 $34.8 $10.0 $2.5 $12.5 Commercial & Industrial $2.0 - $2.0 $1.3 - $1.3 Commercial Real Estate $27.5 $0.8 $28.3 $9.7 $0.8 $10.5 Consumer & Other  $0.2 - $0.2 $0.6 - $0.6 Total $115.0 $5.5 $120.5 $71.8 $4.8 $76.6

NPAs by Market $ in millions First Quarter 2009 Fourth Quarter 2008 NPLs OREO Total NPAs Collier $35.3 $0.8 $36.1 $12.4 $0.9 $13.3 Broward $17.5 – $17.5 $7.1 - $7.1 Lee $24.8 $1.2 $26.0 $16.6 $1.2 $17.8 Miami-Dade $9.0 - $9.0 $7.7 - $7.7 Hillsborough $14.6 – $14.6 $22.2 - $22.2 Palm Beach - - - $0.0 - $0.0 Pinellas - $0.1 $0.1 $0.1 $0.1 $0.2 Other $13.8 $3.4 $17.2 $5.7 $2.6 $8.3 Total $115.0 $5.5 $120.5 $71.8 $4.8 $76.6

Net Charge-offs by Loan Category $ in thousands Ratios may not sum due to rounding First Quarter 2009 Fourth Quarter 2008 NCOs NCOs/Avg Loans Residential Mortgage $1,696 0.56% $131 0.04% HELOC - - $196 0.06% Land and Construction – Residential $7,053 2.36% $120 0.04% Land and Construction – Commercial $1,064 0.35% $240 0.08% Commercial & Industrial $1,428 0.48% $77 0.03% Commercial Real Estate $431 0.14% $10 0.00% Consumer & Other  $101 0.03% $6 0.00% Total $11,773 3.92% $780 0.26%

Net Charge-offs by Market $ in thousands Ratios may not sum due to rounding First Quarter 2009 Fourth Quarter 2008 NCOs NCOs/Avg Loans Collier $2,650 0.89%$163 0.05% Broward $13 0.00% - - Lee $1,008 0.33% $222 0.07% Miami-Dade $438 0.14% $261 0.09% Hillsborough $7,201 2.40% $135 0.04% Pinellas $463 0.16% - - Total $11,773 3.92% $780 0.26%

Asset Quality Compared to Peers Ratios in % Annual data as of Year-end Excludes loans 90+ days past due and still accruing Source: SNL Financial Florida peers include BBX, CCBG, CSFL, GFLB, SBCF, SAMB, & TIBB Nonperforming Loans/Loans Peer data not yet available for 1Q09 6.00 5.00 4.00 3.00 2.00 1.00 0.00 0.02 0.22 0.16 0.16 0.07 0.15 0.03 0.25 1.08 1.50 5.63 5.49 2003 2004 2005 2006 2007 2008 BOFL Florida Peers

Asset Quality Compared to Peers Ratios in % Annual data as of Year-end Source: SNL Financial Net Charge Offs/Average Loans Florida peers include BBX, CCBG, CSFL, GFLB, SBCF, SAMB, & TIBB Peer data not yet available for 1Q09 1.80 1.60 1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00 0.12 0.13 0.01 0.07 0.03 0.01 0.03 0.08 0.04 0.31 0.78 1.64 2003 2004 2005 2006 2007 2008 BOFL Florida Peers

Asset Quality Compared to Peers Loan Loss Allowance/Loans Florida peers include BBX, CCBG, CSFL, GFLB, SBCF, SAMB, & TIBB Ratios in % Annual data as of Year-end Source: SNL Financial Peer data not yet available for 1Q09 2.50 2.00 1.50 1.00 0.50 0.00 0.78 1.04 0.86 0.99 0.95 0.88 1.00 0.90 1.26 1.33 2.32 1.89 2003 2004 2005 2006 2007 2008 BOFL Florida Peers

Strong Deposit Growth $201 $376 $495 $691 $937 $1,166 *DDA, NOW, Money Market, and Savings 5-Year CAGR 42% (35% excl. acquisitions) 24% $ in millions CAGR to 12.31.08 (5 years) Annual Data as of Year-end $1,165 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2003 2004 2005 2006 2007 2008 1Q09 $34 $61 $106 $75 $94 $207 $144 $50 $301 $210 $61 $420 $294 $109 $534 $546 $133 $487 $532 $141 $492 Transaction Accounts* Retail CDs <$100k Non-Retail CDs >$100k

A Diverse Deposit Mix Total Deposits $1.2 Billion Core deposits are 61% of total deposits Core deposits are total deposits excluding wholesale brokered CDs, wholesale CDARs, and CDs > $100k Data as of March 31, 2009 Retail CDs > $100k 17% Brokered Deposits 17% Retail CDARs 11% Wholesale CDARs 1% Retail CDs < $100k 12% Non interest bearing 9% MM/NOW/Savs 33%

Top Line Revenue Growth Positive 5-Year Operating Leverage 5-Year CAGR 47% $ in millions CAGR to 12.31.08 (5 years) Annual Data as of Year-end Top Line Revenue = net interest income plus noninterest income (excluding securities gains/losses.) $50 $40 $30 $20 $10 $0 1.3 5.6 2.5 9.5 3.3 19.1 4.0 31.4 5.6 43.2 4.7 42.8 1.2 9.6 2003 2004 2005 2006 2007 2008 1Q09 Non interest Income Net Interest Income

Liquidity – Loans/Deposits $ in millions 3/31/09 12/31/08 9/30/08 6/30/08 3/31/08 Loans $1,288 $1,275 $1,247 $1,192 $1,174 Deposits $1,165 $1,167 $1,200 $1,012 $1,003 Loan/Deposits 111% 109% 104% 118% 117% Investment Securities $113 $118 $92 $93 $81 Securities/Assets 7% 8% 6% 7% 6%

Net Interest Margin Source: SNL Financial 8.00% 6.00% 4.00% 2.00% 0.00% 2003 2004 2005 2006 2007 2008 1Q09 ($ in 000’s) 50,000 40,000 30,000 20,000 10,000 0 Net Interest Income BOFL NIM FL Peer Median NIM Avg Ann. Fed Funds Rate

Liquidity – Wholesale Funding $ in millions       No sub-debt at the holding company level No trust preferred securities 3/31/09 12/31/08 9/30/08 6/30/08 3/31/08 Wholesale Funding: Brokered Deposits $212 $240 $297 $191 $179 FHLB $118 $152 $108 $165 $162 Repurchase Agreements $20 $20 $20 $20 $20 Other Borrowings $76 $16 $16 $16 $16 Total Wholesale $426 $428 $441 $392 $377 Wholesale Capacity: Brokered Deposits $241 $208 $152 $189 $234 FHLB $140 $125 $148 $46 $54 Lines of Credit with Correspondent Banks $162 $293 $261 $73 $73 Remaining Avail. Capacity $543 $626 $561 $308 $361

Capital Ratios *First quarter 2009 ratios are estimates. Well Capitalized 3/31/09 12/31/08 3/31/08 Tier 1 Risk-Based Capital 6.00% 8.49%* 8.64% 10.09% Total Risk-Based Capital 10.00% 10.98%* 11.12% 12.33% Tier 1 Leverage Ratio 5.00% 7.62%* 7.86% 10.31% Tangible Equity to Tangible Assets 8.08% 8.43% 10.11% TCE + Loan Loss Reserves/TA 9.70% 10.42% 11.06%

Capital Position Stronger than Peers Ratios in % Annual data as of Year-end Source: SNL Financial National peers include publicly traded banks with assets between $500 million and $3 billion Tangible Equity/Tangible Assets 16.00 14.00 12.00 10.00 8.00 6.00 4.00 2.00 0.00 9.53 8.11 9.76 7.82 10.22 7.65 14.00 7.73 10.71 7.68 8.43 7.62 8.08 7.94 2003 2004 2005 2006 2007 2008 1Q09 BOFL National Peer Median

Question & Answer